Debt	12 Months Ended
Dec. 31, 2022
Debt Disclosure [Abstract]
Debt
7. Debt
2018 Purchase Agreements and Indenture
On September 7, 2018, Scilex Pharma and Sorrento entered into Purchase Agreements (the “2018 Purchase Agreements”) with certain investors (collectively, the “Scilex Pharma Note Purchasers”). Pursuant to the 2018 Purchase Agreements, on September 7, 2018, Scilex Pharma, among other things, issued and sold to the Scilex Pharma Note Purchasers senior secured notes due 2026 in an aggregate principal amount of $224.0 million (the “Scilex Pharma Notes”) for an aggregate purchase price of $140.0 million (the “Offering”). The Scilex Pharma Notes were governed by an indenture (as amended, the “Indenture”) with Scilex Pharma, as issuer, U.S. Bank National Association, a national banking association, as trustee (the “Trustee”) and collateral agent (the “Collateral Agent”), and Sorrento, as guarantor. Pursuant to the Indenture, Sorrento agreed to irrevocably and unconditionally guarantee, on a senior unsecured basis, the punctual performance and payment when due of all obligations of Scilex Pharma under the Indenture (the “Guarantee”).
The principal amount of the Scilex Pharma Notes increased by $28.0 million on February 15, 2022 as a result of actual cumulative net sales of ZTlido from the issue date of the Scilex Pharma Notes through December 31, 2021 not equal or exceeding $481.0 million. As a result, the Company recorded the increase of $28.0 million in principal and non-operating
expense at December 31, 2021.
Effective February 14, 2022, Scilex Pharma issued to Sorrento a draw notice under the Letter of Credit as required under the terms of the Indenture because actual cumulative net sales of ZTlido from the issue date of the Scilex Pharma Notes through December 31, 2021 were less than a specified sales threshold for such period. As a result of the draw notice being issued, Sorrento paid to Scilex Pharma $35.0 million in a single lump-sum
amount as a subordinated loan and Scilex Pharma became subject to a minimum cash requirement of $10.0 million. In February 2022, Scilex Pharma repurchased Scilex Pharma Notes from the holders thereof on a pro rata basis in an aggregate amount equal to $20.0 million.
On June 2, 2022, Sorrento and Scilex Pharma entered into a Consent Under and Amendment No. 4 to Indenture (the “Amendment No. 4”) with U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association) and the Scilex Note Purchasers. Pursuant to Amendment No. 4, (1) on June 3, 2022, Scilex Pharma repurchased approximately $41.4 million of the aggregate principal amount of the outstanding Scilex Pharma Notes at 100% of the principal amount thereof, (2) the Scilex Note Purchasers agreed that Scilex Pharma can repurchase the remaining principal amount of the Scilex Pharma Notes at any time on or before September 30, 2022 for $41.4 million (subject to reduction for any quarterly royalty payments) and upon such repurchase the Scilex Note Purchasers will forgive and discharge $28.0 million of the aggregate principal amount of the Scilex Pharma Notes (the “Early Paydown Provision”), (3) the minimum cash requirement under the Indenture was reduced to $5.0 million in aggregate unrestricted cash equivalents at the end of each calendar month, and (4) the maximum aggregate principal amount on the promissory note issued by Scilex Pharma to Sorrento on October 5, 2018 was increased from up to $25.0 million to up to $50.0 million. The Company funded the repurchase with cash-on-hand
and $15.0 million received from Sorrento on June 2, 2022. The Company concluded that the Amendment No. 4 was a troubled debt restructuring for accounting purposes. The future undiscounted cash flows of the Scilex Pharma Notes were higher than the carrying value of the Scilex Pharma Notes at the time of the entry into the Amendment No. 4, and accordingly, no gain was recognized in the quarter ended June 30, 2022. Due to a decrease of $30.4 million in the fair value of the Scilex Notes Derivative caused by the Amendment No. 4, the carrying value of the Scilex Notes was increased by $30.4 million.
In September 2022, the Company exercised the Early Paydown Provision to fully extinguish the Scilex Pharma Notes. In August and September 2022, the Company made principal payments towards the outstanding Scilex Pharma Notes totaling $1.7 million and $39.7 million, respectively. Pursuant to Amendment No. 4, $28.0 million of principal amount on the Scilex Pharma Notes was forgiven by the Scilex Pharma Note Purchasers and the Scilex Pharma Notes were fully extinguished in September 2022. The Company funded the repurchase with cash-on-hand
and $34.0 million received from Sorrento on September 28, 2022. The Company recorded a gain on debt extinguishment of $28.6 million as a result of the extinguishment.

Borrowings of the Scilex Notes consisted of the following (in thousands):

December 31, 2021
Principal	$133,997
Unamortized debt discount	(30,597)
Unamortized debt issuance costs	(2,228)

Carrying value	101,172
Current portion	(29,135)

Long term portion	72,037

Estimated fair value	$115,400

The Company made principal payments of $106.0 million, $45.9 million, and $69.8 million during the years ended December 31, 2022, 2021, and 2020, respectively. The amount of debt discount and debt issuance costs included in interest expense for the years ended December 31, 2022, 2021, and 2020 was approximately $3.1 million, $7.9 million and $10.7 million, respectively. The Company recorded a gain on debt extinguishment of $28.6 million, a loss on debt extinguishment of $12.5 million, and no gain/loss on debt extinguishment in connection with its repayments of principal made during the years ended December 31, 2022, 2021, and 2020, respectively.
Related Party Notes Payable
On October 5, 2018, Scilex Pharma issued to Sorrento a promissory note (see Note 12). On March 18, 2019, the Company entered into a note payable with Sorrento (see Note 12). On February 14, 2022, Sorrento paid to Scilex Pharma $35.0 million in a single lump-sum
amount as a subordinated loan (see Note 12). On May 12, 2022, the Company issued Sorrento a promissory note of $5.0 million in exchange for the
SP-104
Assets (see Note 3). On November 10, 2022, all existing related party indebtedness between Scilex, Scilex Pharma, and Sorrento was converted into equity interests in the Company in connection with the consummation of the Business Combination and pursuant to the terms of the Debt Exchange Agreement (see Note 12).
2020 Revolving Credit Facility
On December 14, 2020, Scilex Pharma entered into the Credit and Security Agreement (the “Credit Agreement”) with CNH Finance Fund I, L.P. (“CNH”) which provides Scilex Pharma with the ability to incur indebtedness under an accounts receivable revolving loan facility in an aggregate amount of $10.0 million and the incurrence of liens and the pledge of collateral to CNH in connection with the revolving loan facility. Under the terms of the Credit Agreement, interest will accrue daily on the principal amount outstanding at a rate per annum equal to the Wall Street Journal Prime Rate plus 1.75%. All indebtedness incurred and outstanding will be due and payable in full on January 1, 2024; unless the Credit Agreement is earlier terminated. As of December 31, 2021, the outstanding balance was $8.8 million. On February 16, 2022, the Company notified CNH that it was terminating the Credit Agreement, effective March 18, 2022. Upon termination, all principal balances and interest accrued were settled.